Pilot Clinical Trials to Assess rhPDGF in Foot/Ankle Arthrodesis United States: Chris DiGiovanni, MD, Brown U Judy Baumhauer, MD, Rochester U Sheldon S. Lin*, MD, UMDNJ Co-I: Adolph Flemister, MD, Wayne Berberian, MD Peter Evangelista, MD Canada: Tim Daniels, MD, St. Michael's Hospital Johnny T.C. Lau, Toronto Western Hosp. Alastair Younger, Univ. British Columbia *Lab of UMDNJ has received research grants to study rhPDGF 2005-2007

Hindfoot Procedures in United States Foot Ankle : Knowledge Enterprises, 2005 Ankle Triple Sub TAA 2001 9059 6005 8771 0 2002 11259 6189 10851 1439 2003 11953 6499 12780 1327

Iliac crest: Gold Standard Use of Autologous Bone Grafting does come with a Price 340,000 patients undergo iliac crest harvest annually Significant Morbidity Complications rate as high as 31%

# BMPs and PDGF: Bone Regeneration


BONE INJURY
Platelets
Remodeling
PDGF,
TGF-β
Chemotaxis
Proliferation
PDGF
Chemotaxis
Proliferation
Progenitor cells
PDGF
VEGF
Progenitor cells
BMPs
Differentiation
BMPs
BMP
Osteoblasts
Chondrocytes
Angiogenesis
Factors released
from bone matrix
Remodeling
Formation
Resorption
Osteoclast

Hollinger. *PDGFs and BMPs in periodontics and orthopedics. 2007*

Osteoclasts Resorb 20-40 µm/day 1-2 µm/day 20 µm thick, maturation of 10-20 days, mineralizes 1-2 µm/day Osteoblast ~ 2 wk lifespan ~ 1-3 mos lifespan Activation Resorption Formation Osteoid Role of PDGF in Bone Remodeling Cutting cones PDGF: REMODELING Osteoblastogenesis Osteoclastogenesis Angiogenesis

rhPDGF: Role in Tissue Healing 2005 Maxillofacial > 1 yr (BioMimetic Therapeutics) 1999 chronic DM foot ulcers > 7 yrs (Johnson & Johnson)

Mitlak et al, 1996 Control Control 14% 25%* 27% 46%* PDGF PDGF *p<0.05 Decreased bone density PDGF Restored bone density rhPDGF Enhances Osteoporotic Bone Formation in Rat OVX Model TRABECULAR BONE DENSITY (%) Vertebra (L5): % INCREASE Tibial metaphysis: % INCREASE

rhPDGF Enhances Diabetic Rat Femur Fracture Healing

Minimal trabecular bone Robust trabecular bone Non treated PDGF-Treated cortical bone Increase in cortical bone rhPDGF Increased Bone Formation in Diabetic Rats S Lin, MD

United States Canada Number of Centers 3 3 Number of Subjects 20 20 60 Type of Study Randomized, Controlled Open-Label (GEM OS1 only) Control Autograft None Follow-Up 3 mo. CT 9 mo. safety 3 mo. CT 9 mo. safety Primary Endpoint Radiographic Healing/Union Radiographic Healing/Union Secondary Endpoints Function, Outcomes Scores, Pain Function, Outcomes Scores, Pain Two Foot/Ankle Fusion Clinical Trials

GEM OS1 rhPDGF-BB ^ -TCP

US Autograft N=6 US GEM OS1 N=14 CAN GEM OS1 N=60 Patient Age 43.7 55.2 53.4 Body Mass Index (BMI) 30.5 29.8 29.0 % Smoker/ Smoking history 17% (1 of 6) 50% (7 of 14) 60% (36 of 60) Revision of previous surgery - - 33% (20 of 60) Injury/Deformity 70% Post-traumatic injury 15% Primary Arthritis 10% Rheumatoid Arthritis 70% Post-traumatic injury 15% Primary Arthritis 10% Rheumatoid Arthritis 33% PTI 35% PA 10% RA Patient Demographics

United States United States Canada CT* ABG (N=6) GEM OS1 (N=13) GEM OS1 (N=56) Week 6 33% 39% 42% Week 12 50% 69% 70% Clinical Complete Clinical Union Complete Clinical Union TBA Week 24 100% 85% TBA CT and Clinical Outcomes * Independent Radiologist Assessment: Osseous Bridging on CT Scans Moderate or Complete (> 50%)

US US Canada Timepoint ABG (n=6) GEM OS1 (n=14) GEM OS1 (n=60) Baseline 36.3 39.2 48.1 Week 6 52.3 56.2 49.0 Week 12 58.2 59.2 63.0 Safety and AOFAS Scores No device related AEs / SAEs reported to date

US Autograft US GEM OS1 CAN GEM OS1 Donor Site Pain Week 12 12.4 - - Procedure Time (minutes) 144 118 105 Donor Site Pain and Procedure Time

Ankle Fusion using GEM OS1 Case courtesy of C.D.

Immediate Post-op

CT Scan at 12 weeks XXXXXXXXXXX

United States United States Canada Published CT mean observed fusion for ABG in hindfoot* ABG (N=6) GEM OS1 (N=13) GEM OS1 (N=56) ABG (N=15) Week 6 33% 39% 42% 23% Week 12 50% 69% 70% 48% Week 24 64% Comparison of Data to Published ABG Data Using CT Scans *Coughlin et al, FAI, 2006

Results of Pilot Clinical Trials Comparable to published data using ABG US: two delayed unions Case#PS Mitigating factor: S/P talus fracture undiagnosed Diabetes M; smoker REVISION SURGERY with autograft STILL did not heal Case # JB Possible factors: Co-Morbidities & over packing the joint

Delayed Union / Nonunion "In this study, the nonunion rate was 41%" Majority of the patients were post-traumatic. Highest incidence in patients with plafond/talus fractures A review of ankle arthrodesis: predisposing factors to nonunion. Frey C et al Foot Ankle Int. 1994 Nov;15(11):581-4.

# Delayed Union / Nonunion

## Isolated Subtalar Arthrodesis

Easley ME, Trinka HJ, Schon LC and Myerson MS

J Bone Joint Surg Am. 2000 May;82(5):613-24

- 184 consecutive isolated subtalar arthrodesis
- Overall nonunion rate = **16%**
- Nonunion rate: Nonsmokers – **8%**
  Smokers – **27%**
- Nonunion rate in: Primary fusion – **14%**
  Revision fusion – **29%**

Are there advantages of GEM OS1 over autograft? AVOID PAIN at the donor site SHORTER OR Time LESS Morbidity 31% complication rate with ICBG rate with ICBG

To date GEM OS1 appears to be a safe alternative to autogenous bone graft No device related SAEs Results comparable to ABG without harvest morbidity Rigid fixation and bony apposition are critical for efficacy ~396 patient, 28 center randomized controlled pivotal clinical trial underway Rigorous methodology including CT scans used to assess outcomes Summary and Conclusions

Thank you